Exhibit 21.1
SUBSIDIARIES OF YUM! BRANDS, INC.
AS OF DECEMBER 30, 2006

State or Country of
Name of Subsidiary	Incorporation

3018538 Nova Scotia Company	Canada
A&W Restaurants, Inc.	Michigan
ACN 002 543 286 Pty. Ltd.	Australia
ACN 002 812 151 Pty. Ltd.	Australia
ACN 003 007 690 Pty. Ltd.	Australia
ACN 003 190 163 Pty. Ltd.	Australia
ACN 003 190 172 Pty. Ltd.	Australia
ACN 003 273 854 Pty. Ltd	Australia
ACN 004 240 046 Pty. Ltd.	Australia
ACN 005 041 547 Pty. Ltd.	Australia
ACN 009 064 706 Pty. Ltd.	Australia
ACN 010 355 772 Pty. Ltd.	Australia
ACN 054 055 917 Pty. Ltd.	Australia
ACN 054 121 416 Pty. Ltd.	Australia
ACN 084 994 374 Pty. Ltd.	Australia
ACN 085 239 961 Pty. Ltd. (SA1)	Australia
ACN 085 239 998 Pty. Ltd. (SA2)	Australia
ACN 103 640 393 Pty. Ltd.	Australia
Ashton Fried Chicken Pty. Ltd.	Australia
Beijing Pizza Co., Ltd.	China
Big Sur Restaurant No. 2, Inc.	Delaware
Big Sur Restaurants, Inc.	Kansas
Changsha KFC Co., Ltd.	China
Chongqing KFC Co., Ltd.	China
D H Gorman (Leicester) Limited	United Kingdom
Dalian Kentucky Foodhall Co., Ltd.	China
Dalian Kentucky Fried Chicken Co., Ltd.	China
Dongguan KFC Co., Ltd.	China
Expertos en Reparto a Domicilio, S. de R.L. de C.V.	Mexico
Expertos en Restaurantes, S. de R.L. de C.V.	Mexico
Finger Lickin' Chicken Limited	United Kingdom
FTB, Inc.	Florida
G Judd and Rose Caterers Limited	United Kingdom
Gittins and Rose Caterers Limited	United Kingdom
Glenharney Insurance Company	Vermont
Gloucester Properties Pty. Ltd.	Australia
Hangzhou KFC Co., Ltd.	China
Inventure Restaurantes Ltda.	Brazil
Kentucky Fried Chicken (Germany) Restaurant Holdings GmbH	Germany
Kentucky Fried Chicken (Great Britain) Limited	United Kingdom
Kentucky Fried Chicken (Great Britain) Pension Trust Limited	United Kingdom
Kentucky Fried Chicken Beijing Co., Ltd	China

Kentucky Fried Chicken Corporate Holdings, Ltd.	Delaware
Kentucky Fried Chicken de Mexico, S. de R.L. de C.V.	Mexico
Kentucky Fried Chicken Global B.V.	Netherlands
Kentucky Fried Chicken International Holdings, Inc.	Delaware
Kentucky Fried Chicken Japan Ltd.	Japan
Kentucky Fried Chicken Limited (f/k/a Roberts Restaurants Limited)	United Kingdom
Kentucky Fried Chicken Pty. Ltd.	Australia
KFC Advertising, Ltd.	United Kingdom
KFC Corporation	Delaware
KFC Development (Thailand) Co., Ltd.	Thailand
KFC France SAS	France
KFC Germany, Inc.	Delaware
KFC Holding Co. (f/k/a Kentucky Fried Chicken of California, Inc.)	Delaware
KFC Holdings B.V.	Netherlands
KFC Ireland Limited	Ireland
KFC Productos Alimenticious C.A.	Venezuela
KFC San Juan, Inc.	Delaware
KFC Services Limited (f/k/a Lookchief Limited)	United Kingdom
KFC U.S. Properties, Inc.	Delaware
KFCS 652 Limited (f/k/a KFC Services Limited)	United Kingdom
Kunming KFC Co., Ltd.	China
Lanzhou KFC Co., Ltd.	China
LJS Advertising, Inc.	Kentucky
LJS Restaurants, Inc.	Delaware
Long John Silver's, Inc.	Delaware
Mercian Fast Food Limited	United Kingdom
Multibranding Pty. Ltd.	Australia
Nanchang KFC Co., Ltd.	China
Nanjing KFC Co., Ltd.	China
Nanning KFC Co., Ltd.	China
Newcastle Fried Chicken Pty. Ltd.	Australia
Norfolk Fast Foods Ltd.	United Kingdom
Northside Fried Chicken Pty. Ltd.	Australia
Pasta Bravo, LLC	Delaware
PCNZ Limited	Mauritius
PHM de Mexico, S. de R.L. de C.V.	Mexico
PHP de Mexico Inmobiliaria, S. de R.L. de C.V.	Mexico
Pizza France S.A.S.	France
Pizza Hut (Restaurations) GMBH	Germany
Pizza Hut (UK) Limited	United Kingdom
Pizza Hut (UK) Pension Trust Limited	United Kingdom
Pizza Hut Del Distrito, S. de R.L. de C.V.	Mexico
Pizza Hut Holding GmbH	Germany
Pizza Hut International, LLC	Delaware
Pizza Hut Korea Co., Ltd.	Korea, Republic of
Pizza Hut Mexicana, S de RL de CV	Mexico
Pizza Hut of America, Inc.	Delaware

Pizza Hut of North America, Inc.	Texas
Pizza Hut Services Limited	United Kingdom
Pizza Hut, Inc.	California
Pizza Hut, Ltd.	Texas
Pizza-Hut Special Delivery Australia Limited	Delaware
Qingdao Kentucky Fried Chicken Co., Ltd.	China
Restaurant Holdings Limited	United Kingdom
Restaurantes Internacionales Limitada (de Chile)	Chile
SCI Duranton	France
SEPSA S.N.C.	France
Servicios Administrativos R.P.I., S. de R.L. de C.V.	Mexico
Shanghai Kentucky Fried Chicken Co., Ltd.	China
Shanghai Pizza Hut Co., Ltd.	China
Shantou KFC Co., Ltd.	China
Shenzhen KFC Co., Ltd.	China
SM2RL S.A.S. (SASU)	France
Southern Fast Foods Limited (f/k/a Milne Fast Foods Limited)	United Kingdom
Spizza 30 SAS	France
Suffolk Fast Foods Ltd.	United Kingdom
Suzhou KFC Co., Ltd.	China
Taco Bell Corp	California
Taco Bell of America, Inc.	Delaware
Taiyuan KFC Co., Ltd.	China
TCL, Inc.	Delaware
TGRI-Relo, Inc.	Texas
THC I Limited	Malta
THC II Limited	Malta
THC III Limited	Malta
THC IV Limited	Malta
THC V Limited	Malta
Tianjin KFC Co., Ltd.	China
Tricon International (Thailand) Co., Ltd.	Thailand
Unified Purchasing Group of Canada Corporation (a/k/a UPGC, Inc.)	Canada
Valleythorn Limited	United Kingdom
VariAsian, Inc.	Delaware
West End Restaurants (Holdings) Limited	United Kingdom
West End Restaurants (Investments) Limited	United Kingdom
West End Restaurants Limited	United Kingdom
WingStreet, LLC	Delaware
Wuxi KFC Co., Ltd.	China
Xiamen - KFC Co., Ltd.	China
Xinjiang KFC Co., Ltd.	China
YA Company One Pty. Ltd.	Australia
YB Operadora, S. de R.L. de C.V.	Mexico
YGR America, Inc.	Delaware
YGR International Limited	United Kingdom
YGR US, LLC	Delaware

Yorkshire Global Licensing Netherlands B.V.	Netherlands
Yorkshire Global Restaurants, Inc.	Maryland
Yorkshire Holdings, Inc.	Maryland
YSV Holdings, LLC	Delaware
Yum Procurement Corporation	Delaware
Yum Procurement Holding Corporation	Delaware
Yum Procurement Services, L.P.	Delaware
Yum Restaurant Licensing Corp.	Delaware
Yum Restaurants Espana, S.L.	Spain
Yum Restaurants International (Pty) Limited	South Africa
Yum Restaurants International (Thailand) Co., Ltd.	Thailand
Yum Restaurants PR Holdings, Inc.	Delaware
Yum Restaurants Services Group, Inc.	Delaware
Yum! (Shanghai) Food Co., Ltd.	China
Yum! Australia Equipment Pty. Ltd.	Australia
Yum! Australia Holdings I LLC	Delaware
Yum! Australia Holdings II LLC	Delaware
Yum! Australia Holdings III LLC	Delaware
Yum! Australia Holdings Limited	Cayman Islands
Yum! Brands Canada Financing LP	Canada
Yum! Brands Canada Management Holding, Inc.	Canada
Yum! Brands Canada Management LP	Canada
Yum! Brands Global Restaurants (Canada) Company	Canada
Yum! Brands Mexico Holdings II LLC	Delaware
Yum! Brands Mexico Holdings S. de R.L. de C.V.	Mexico
Yum! Franchise China Trust	China
Yum! Franchise de Mexico, S. de R.L.	Mexico
Yum! Franchise I LP	Canada
Yum! Franchise II LLP	United Kingdom
Yum! Franchise III Partnership	Australia
Yum! International Participations S.a.r.l.	Luxembourg
Yum! Realty Holdings, Inc.	Canada
Yum! Restaurant Holdings	United Kingdom
Yum! Restaurantes do Brasil Ltda.	Brazil
Yum! Restaurants (Chengdu) Co., Ltd.	China
Yum! Restaurants (China) Investment Co., Ltd.	China
Yum! Restaurants (France) Limited	United Kingdom
Yum! Restaurants (Fuzhou) Co., Ltd.	China
Yum! Restaurants (Guangdong) Co., Ltd. (a/k/a Guangzhou KFC Co., Ltd.)	China
Yum! Restaurants (Hong Kong) Ltd.	Hong Kong
Yum! Restaurants (India) Private Limited	India
Yum! Restaurants (Netherlands) Limited	United Kingdom
Yum! Restaurants (NZ) Ltd.	New Zealand
Yum! Restaurants (Shenyang) Co., Ltd.	China
Yum! Restaurants (Taiwan) Co., Ltd.	Taiwan
Yum! Restaurants (UK) Limited	United Kingdom
Yum! Restaurants (Wuhan) Co., Ltd.	China

Yum! Restaurants (Xian) Co., Ltd.	China
Yum! Restaurants Asia Private Ltd.	Singapore
Yum! Restaurants Australia Pty. Ltd.	Australia
Yum! Restaurants Australia Services Pty Ltd	Australia
Yum! Restaurants Consulting (Shanghai) Co., Ltd.	China
Yum! Restaurants Europe Limited	United Kingdom
Yum! Restaurants Germany GmbH	Germany
Yum! Restaurants International (Canada) L.P.	Canada
Yum! Restaurants International (MENAPAK) WLL	Bahrain
Yum! Restaurants International B.V.	Netherlands
Yum! Restaurants International Holdings, Ltd.	Delaware
Yum! Restaurants International Limited	United Kingdom
Yum! Restaurants International Ltd. & Co. KG	Germany
Yum! Restaurants International Management S.a.r.l.	Luxembourg
Yum! Restaurants International Russia LLC	Russia
Yum! Restaurants International S.a.r.l.	Luxembourg
Yum! Restaurants International Switzerland S.a.r.l.	Switzerland
Yum! Restaurants International, Inc.	Delaware
Yum! Restaurants International, S de RL de CV	Mexico
Yum! Restaurants Limited	United Kingdom
Yum! Restaurants Marketing Private Limited	India
Yum! Restaurants New Zealand Services Pty. Ltd	Australia
Yum! Restaurants Spolka Zoo	Poland
Yum! Restaurants, S de RL de CV	Mexico
Yum! Services, Ltd.	Cayman Islands
Yumsop Pty. Ltd.	Australia
Zhengzhou KFC Co., Ltd.	China